EXHIBIT 99.1

 Sun Healthcare Group, Inc. Reports Strong Second Quarter;
Quarterly Income of $6.4 Million from Continuing Operations;
Continued Improvement in Core Operations

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

     Irvine, Calif. (Aug. 1, 2006) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the second quarter ended June 30, 2006.

Consolidated Earnings
     For the quarter ended June 30, 2006, Sun reported total net revenues of $288.1 million and net income of $7.9 million or $0.25 per fully-diluted share. For the comparable quarter ended June 30, 2005, total net revenues were $213.6 million with net income of $6.9 million or $0.45 per fully-diluted share. Net revenues for the quarter ended June 30, 2006, increased $74.5 million, or 34.9 percent, as compared to net revenues for the quarter ended June 30, 2005, primarily as a result of the Peak Medical Corporation acquisition in December 2005.

     For the quarter ended June 30, 2006, Sun reported income from continuing operations of
$6.4 million or $0.21 per fully-diluted share, as compared to income from continuing operations of $1.8 million or $0.12 per fully-diluted share, for the same period in 2005. The 2006 second quarter EBITDAR from continuing operations was $34.3 million, or 11.9 percent of revenues, as compared to $17.5 million, or 8.2 percent of revenues, from continuing operations for the same period in 2005, an improvement of $16.8 million, or 95.6 percent. EBITDA from continuing operations for the second quarter of 2006 was $20.3 million, or 7.0 percent of revenues, as compared to $7.7 million, or 3.6 percent of revenues, for the same period in 2005, an improvement of $12.6 million, or 162.6 percent.

      The 2006 second quarter income from continuing operations included a reduction of reserves of $5.4 million for general and professional liability insurance related to incidents in prior periods in the inpatient services operations. The 2005 second quarter income from continuing operations included a reduction of $3.4 million of reserves for general and professional liability insurance, offset by a $2.8 million increase in reserves for workers' compensation insurance related to incidents in prior periods. Excluding the insurance adjustments related to prior period activity, the 2006 second quarter EBITDAR from continuing operations was $28.9 million, or 10.0 percent of revenues, as compared to $17.0 million, or 8.0 percent of revenues, in the 2005 second quarter, and the 2006 second quarter EBITDA from continuing operations was $14.9 million, or 5.2 percent, as compared to $7.2 million, or 3.4 percent of revenues, in the 2005 second quarter.

     On a pro forma basis, including the historical operating results for Peak Medical Corporation, acquired in December 2005, and excluding the prior period insurance adjustments discussed above, total net revenues from continuing operations for the second quarter of 2005 would have been $274.8 million, income from continuing operations would have been $3.8 million or $0.16 per fully-diluted share, EBITDAR from continuing operations would have been $26.3 million, or 9.6 percent of revenues, and EBITDA from continuing operations would have been $12.8 million, or 4.7 percent of revenues. When compared to second quarter 2006 results from continuing operations, excluding the prior period insurance adjustments, revenue increased $13.4 million to $288.1 million or 4.9 percent; EBITDAR increased $2.6 million to $28.9 million or 10.0 percent; EBITDA increased $2.1 million to $14.9 million or 16.6 percent; and income from continuing operations decreased $0.6 million to $3.2 million or 15.9 percent, primarily as a result of a provision for income tax in the 2006 second quarter that was not required in the same quarter in 2005.

     "Our 2006 initiatives focusing on improving consolidated margins, profitability and cash flow are producing results as evidenced by both the year over year comparisons as well as the strength of the quarter on a stand-alone basis," said Richard K. Matros, Sun's chairman and chief executive officer.

     For the six months ended June 30, 2006, Sun reported total net revenues of $575.1 million and net income of $9.7 million or $0.31 per fully-diluted share. For the comparable six months ended June 30, 2005, total net revenues were $419.9 million with net income of $5.8 million or $0.38 per fully-diluted share. Net revenues for the six months ended June 30, 2006, increased $155.2 million, or 37.0 percent, as compared to net revenues for the six months ended June 30, 2005, primarily as a result of the Peak acquisition.

     For the six months ended June 30, 2006, Sun reported income from continuing operations of $8.4 million or $0.27 per fully-diluted share, as compared to income from continuing operations of $0.2 million or $0.01 per fully-diluted share, for the same period in 2005. EBITDAR from continuing operations for the six months ended June 30, 2006, was $57.0 million, or 9.9 percent of revenues, as compared to $30.4 million, or 7.2 percent of revenues, from continuing operations for the same period in 2005, an improvement of $26.6 million, or 87.5 percent. EBITDA from continuing operations for the six months ended June 30, 2006, was $29.4 million, or 5.1 percent of revenues, as compared to $10.8 million, or 2.6 percent of revenues, for the same period in 2005, an improvement of $18.6 million, or 171.5 percent.

Inpatient Business
     Net revenues from inpatient services operations increased $69.6 million, or 45.7 percent, to $221.8 million for the quarter ended June 30, 2006, from $152.2 million for the same period in 2005. The revenue gain was primarily due to the $63.1 million revenue attributable to Peak's operations and $6.5 million improvement in Sun's same store inpatient operations. Net segment income increased $9.6 million, or 91.2 percent, to $20.2 million for the quarter ended June 30, 2006, from $10.5 million for the quarter ended June 30, 2005. Net segment EBITDAR increased $17.3 million, or 76.1 percent, to $40.1 million for the quarter ended June 30, 2006, from $22.8 million for the same period in 2005, and net segment EBITDA increased $13.1 million, or 95.3 percent, to $26.9 million for the quarter ended June 30, 2006, from $13.8 million for the same period in 2005. Net segment EBITDAR margin increased to 18.1 percent for the quarter ended June 30, 2006, from 15.0 percent for the same period in 2005. Net segment EBITDA margin increased to 12.1 percent for the quarter ended June 30, 2006, from 9.0 percent for the same period in 2005.

     Substantially all of the insurance adjustments related to prior periods discussed above were related to the inpatient business. Accordingly, excluding the insurance adjustments related to prior period activity, the 2006 second quarter net segment income for inpatient services from continuing operations was $14.8 million, or 6.7 percent of revenues, as compared to $10.0 million, or 6.6 percent of revenues in the second quarter of 2005; the 2006 second quarter net segment EBITDAR for inpatient services from continuing operations was $34.7 million, or 15.7 percent of revenues, as compared to $22.2 million, or 14.6 percent of revenues, in the second quarter of 2005; and the 2006 second quarter net segment EBITDA for inpatient services from continuing operations was $21.5 million, or 9.7 percent, as compared to $13.2 million, or 8.7 percent of revenues, in the second quarter of 2005.

     On a pro forma basis with historical Peak results included for the second quarter of 2005, net revenues from inpatient services operations would have been $213.3 million and the increase in net revenues in the second quarter of 2006 would have been $8.5 million, or 4.0 percent. The revenue gain of $8.5 million was primarily attributable to:

(i)	an 80 basis point improvement in Medicare patient mix going from 13.6 percent in second quarter 2005 to 14.4 percent in second quarter 2006, or $3.0 million in revenues;
(ii)	a 3.7 percent increase in our LTC Part A Medicare rates from $324.09 in second quarter 2005 to $336.13 in second quarter 2006, or $1.9 million in revenues;

(iii)	a 4.2 percent increase in our Medicaid rates from $135.65 in second quarter 2005 to $141.39 in second quarter 2006, or $4.1 million in revenues; and
(iv)	an increase in revenues from commercial insurance of $1.6 million; offset by:
(v)	a decrease in Medicaid occupancy driven by the increase in Medicare mix that reduced revenues by $1.9 million; and
(vi)	a decrease in Medicare Part B revenue of $0.2 million.

     On a pro forma basis with Peak results included for the second quarter of 2005 and excluding the prior period insurance adjustments discussed above, net segment income in the second quarter of 2005 would have been $14.0 million, net segment EBITDAR would have been $32.8 million and net segment EBITDA would have been $20.1 million. When compared to net segment income, net segment EBITDAR and net segment EBITDA for the quarter ended June 30, 2006, excluding the prior period insurance adjustments: net segment income increased $0.8 million, or 5.8 percent; Net segment EBITDAR increased $1.9 million, or 5.7 percent; and net segment EBITDA increased $1.4 million, or 6.9 percent. Pro forma net segment EBITDAR and EBITDA margins for the quarter ended June 30, 2005, would have been 15.4 percent and 9.4 percent, respectively.

      "We are pleased with our inpatient segment results in growing EBITDAR margin to 15.7 percent through expansion of our Medicare business. Our focus on attracting and retaining higher acuity patients is evidenced in our migration of 29.9 percent of our total Medicare patients and 38.5 percent of our Medicare rehab patients into one of the nine new RUGs categories. This positive shift has driven our LTC Medicare Part A rates up 3.7 percent when compared to the prior year quarter, from $324.09 to $336.13 on a pro forma basis," said Matros.

Ancillary Business
     Net revenues from Sun's ancillary business operations, which include SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc. and SunPlus Home Health Services, Inc., net of affiliated revenues, increased $4.8 million, or 8.0 percent, to $66.3 million for the quarter ended June 30, 2006, from $61.5 million for the same period in 2005. Net segment income increased $0.5 million, or 11.8 percent, to $4.9 million for 2006 from $4.4 million for 2005. Net segment EBITDA increased $0.7 million, or 13.6 percent, to $5.6 million for the quarter ended June 30, 2006, from $4.9 million for the same period in 2005.

     "Our staffing segment, CareerStaff, continues to produce robust results with second quarter 2006 net segment revenues increasing 28 percent over the prior year quarter and EBITDA margin improving 40 basis points from 9.1 percent to 9.5 percent. We are particularly pleased with the significant improvement in SunDance, our rehab segment. EBITDA margins had been declining through the first quarter 2006. Primarily as a result of the restructuring initiative that we discussed in the first quarter, we reported net segment EBITDA of $2.5 million or 7.0 percent of net segment revenues for the quarter ended June 30, 2006, a $2.9 million improvement over the prior quarter," Matros reported. "As a result of the restructuring of our rehab segment, we expect our revenues will be approximately $15 million less than our previous guidance. Accordingly we are revising our 2006 annual revenue guidance downward to $1.155 billion from $1.165 billion. We continue to be comfortable with the EBITDA, EBITDAR and earnings guidance that we provided in our February 27, 2006 earnings release," continued Matros.

Corporate General
     General and administrative expenses not directly attributed to operating segments improved in the second quarter 2006 as a percent of revenue to 4.2 percent from 5.1 percent on year over year basis. On an as reported basis, general and administrative expenses increased $1.2 million, or 11.7 percent, to $12.1 million for the quarter ended June 30, 2006, compared to $10.9 million for the same period in 2005. On a pro forma basis with Peak results included in the second quarter of 2005, general and administrative expenses not directly attributed to operating segments were $12.1 million, effectively no change year over year, and 4.4 percent of revenues compared to 4.2 percent of revenues for the same period in 2006.

     "Our management of our corporate general and administrative expenses proves our ability to leverage acquisitions. These expenses remained flat year over year on a pro forma basis while our general and administrative expenses as a percent of revenues continue to improve. As our process improvement initiatives continue to ramp up, we expect continued improvement in this area," said Matros.

Conference Call
     Sun's senior management will hold a conference call to discuss the Company's second- quarter operating results on Wednesday, Aug. 2, 2006, at 1 p.m. EDT / 10 a.m. PDT. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EDT on Aug. 2 until midnight EDT on Aug. 9 by calling (800) 642-1687 and using access code 2829519.

About Sun Healthcare Group, Inc.
     Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc. and home care through SunPlus Home Health Services, Inc.

      Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including the impact of the Deficit Reduction Act and regulations implementing it; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; our ability to identify, complete and integrate future acquisitions; increasing labor costs and the shortage of qualified healthcare personnel; and loss of key management personnel. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, a copy of which is available on Sun's web site, www.sunh.com.

      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. The accompanying tables also set forth the non-GAAP pro forma information referenced in this press release for the three and six months ended June 30, 2005.

           Any documents filed by Sun with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun's investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc.,
101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

 ###

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2006	December 31, 2005
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$ 15,957	$ 16,641
Restricted cash	29,781	25,142
Accounts receivable, net	137,013	123,639
Other current assets	21,351	15,795

Total current assets	204,102	181,217

Property and equipment, net	181,316	187,734
Restricted cash, non-current	31,166	35,517
Goodwill	82,188	81,265
Intangible assets, net	17,669	19,335
Other assets, net	7,026	7,238

Total assets	$ 523,467	$ 512,306
	============	===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$ 46,339	$ 45,115
Accrued compensation and benefits	37,850	42,393
Accrued self-insurance obligations, current	39,665	37,238
Other accrued liabilities	57,020	56,440
Capital leases, current	95	11,204
Current portion of long-term debt:
Company obligations	23,215	21,237
Clipper partnerships	33,929	34,415

Total current liabilities	238,113	248,042

Accrued self-insurance obligations, net of current	97,726	109,953
Long-term debt, net of current portion:
Company obligations	131,393	115,094
Clipper partnerships	15,692	15,829
Deferred tax, net of current	7,660	2,412
Other long-term liabilities	23,268	23,871

Total liabilities	513,852	515,201

Stockholders' equity (deficit)	9,615	(2,895)
Total liabilities and stockholders' equity (deficit)	$ 523,467	$ 512,306
	============	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended June 30, 2006	For the Three Months Ended June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 288,116	$ 213,631
Costs and expenses:
Operating salaries and benefits	164,059	127,441
Self-insurance for workers' compensation and general and
professional liability insurance	6,003	7,690
Operating administrative costs	7,066	6,053
Other operating costs	62,109	43,570
Facility rent expense	14,037	9,826
General and administrative expenses	12,124	10,859
Depreciation	2,451	1,087
Amortization	1,720	1,211
Provision for losses on accounts receivable	2,444	470
Interest, net	5,146	3,052
Loss on sale of assets, net	230	562
Restructuring costs, net	-	37
Total costs and expenses	277,389	211,858

Income before income taxes and discontinued operations	10,727	1,773
Income tax expense (benefit)	4,279	(12)
Income from continuing operations	6,448	1,785

Discontinued operations:
Income from discontinued operations, net of related tax
expense of $1,055 for the three months ended June 30, 2006	1,589	5,162
Loss on disposal of discontinued operations, net of
related tax benefit of $86 for the three months ended June 30, 2006	(130)	(17)
Income from discontinued operations, net	1,459	5,145

Net income	$ 7,907	$ 6,930
	==============	==============
Basic income per common and common equivalent share:
Income from continuing operations	$ 0.21	$ 0.12
Income from discontinued operations, net	0.04	0.33
Net income	$ 0.25	$ 0.45
	==============	==============
Diluted income per common and common equivalent share:
Income from continuing operations	$ 0.21	$ 0.12
Income from discontinued operations, net	0.04	0.33
Net income	$ 0.25	$ 0.45
	==============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	31,264	15,351
Diluted	31,446	15,352

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Six Months Ended June 30, 2006	For the Six Months Ended June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 575,130	$ 419,897
Costs and expenses:
Operating salaries and benefits	328,945	251,277
Self-insurance for workers' compensation and general and
professional liability insurance	19,698	17,186
Operating administrative costs	15,238	11,852
Other operating costs	126,130	85,041
Facility rent expense	27,523	19,549
General and administrative expenses	23,771	22,690
Depreciation	4,063	2,144
Amortization	3,357	2,273
Provision for losses on accounts receivable	4,392	1,052
Interest, net	9,561	5,709
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	243	868
Loss on asset impairment	-	361
Restructuring costs, net	1	107
Total costs and expenses	562,922	420,517

Income (loss) before income taxes and discontinued operations	12,208	(620)
Income tax expense (benefit)	3,767	(816)
Income from continuing operations	8,441	196

Discontinued operations:
Income from discontinued operations, net of related tax
expense of $1,055 for the six months ended June 30, 2006	1,410	4,558
(Loss) gain on disposal of discontinued operations, net of
related tax benefit of $86 for the six months ended June 30, 2006	(195)	1,008
Income from discontinued operations, net	1,215	5,566

Net income	$ 9,656	$ 5,762
	==============	==============
Basic income per common and common equivalent share:
Income from continuing operations	$ 0.27	$ 0.01
Income from discontinued operations, net	0.04	0.37
Net income	$ 0.31	$ 0.38
	==============	==============
Diluted income per common and common equivalent share:
Income from continuing operations	$ 0.27	$ 0.01
Income from discontinued operations, net	0.04	0.37
Net income	$ 0.31	$ 0.38
	==============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	31,252	15,332
Diluted	31,302	15,343

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Three Months Ended June 30, 2006	For the Three Months Ended June 30, 2005
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$ 7,907	$ 6,930
Adjustments to reconcile net income to net cash used for operating activities, including discontinued operations:
Depreciation	2,451	1,099
Amortization	1,720	1,216
Amortization of favorable and unfavorable lease intangibles	(379)	(448)
Provision for losses on accounts receivable	2,444	1,018
Loss on disposal of discontinued operations, net	130	17
Loss on sale of assets, net	230	562
Restricted stock and stock option compensation	463	320
Other, net	5	60
Changes in operating assets and liabilities, net of acquisitions	(17,461)	(12,457)
Net cash used for operating activities	(2,490)	(1,683)

Cash flows from investing activities:
Capital expenditures, net	(5,292)	(4,145)
Proceeds from sale of assets held for sale	-	947
Acquisitions, net	-	(1,205)
Net cash used for investing activities	(5,292)	(4,403)

Cash flows from financing activities:
Net borrowings under Revolving Loan Agreement	8,134	16,330
Long-term debt borrowings	11,636	-
Long-term debt repayments	(12,870)	(13,019)
Principal payments under capital lease obligation	(34)	-
Net proceeds from issuance of common stock from the exercise
of employee stock options	179	-
Net cash provided by financing activities	7,045	3,311

Net decrease in cash and cash equivalents	(737)	(2,775)
Cash and cash equivalents at beginning of period	16,694	17,226
Cash and cash equivalents at end of period	$ 15,957	$ 14,451
	=============	============

Supplemental Disclosures:
Non-cash investing and financing activities:
   A capital lease obligation of $11,200 was relieved upon the conversion to an operating lease.
   A capital lease obligation of $879 was incurred when we entered into a lease for new equipment.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Six Months Ended June 30, 2006	For the Six Months Ended June 30, 2005
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$ 9,656	$ 5,762
Adjustments to reconcile net income to net cash used for operating activities, including discontinued operations:
Loss on extinguishment of debt, net	-	408
Depreciation	4,063	2,166
Amortization	3,357	2,282
Amortization of favorable and unfavorable lease intangibles	(758)	(956)
Provision for losses on accounts receivable	4,392	1,668
Loss (gain) on disposal of discontinued operations, net	195	(1,008)
Loss on sale of assets, net	243	868
Loss on asset impairment	-	361
Restricted stock and stock option compensation	1,007	552
Other, net	31	83
Changes in operating assets and liabilities, net of acquisitions	(31,795)	(30,084)
Net cash used for operating activities	(9,609)	(17,898)

Cash flows from investing activities:
Capital expenditures, net	(8,625)	(7,717)
Proceeds from sale of assets held for sale	-	1,713
Acquisitions, net	(236)	(1,205)
Repayment of long-term notes receivable	-	237
Net proceeds from sale/leaseback	838	-
Net cash used for investing activities	(8,023)	(6,972)

Cash flows from financing activities:
Net borrowings under Revolving Loan Agreement	25,854	33,351
Long-term debt borrowings	11,636	(16,324)
Long-term debt repayments	(20,564)	-
Principal payments under capital lease obligation	(34)	-
Distribution of partnership equity	(123)	(302)
Net proceeds from issuance of common stock from the exercise
of employee stock options	179	-
Net cash provided by financing activities	16,948	16,725

Net decrease in cash and cash equivalents	(684)	(8,145)
Cash and cash equivalents at beginning of period	16,641	22,596
Cash and cash equivalents at end of period	$ 15,957	$ 14,451
	=============	============

Supplemental Disclosures:
Non-cash investing and financing activities:
   A capital lease obligation of $11,200 was relieved upon the conversion to an operating lease.
   A capital lease obligation of $879 was incurred when we entered into a lease for new equipment.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

Reconciliation of Net Income to EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 288,116	$ 213,631

Net income	$ 7,907	$ 6,930

Income from continuing operations	6,448	1,785

Income tax expense (benefit)	4,279	(12)

Loss on sale of assets, net	230	562

Restructuring costs, net	-	37

Net segment income	$ 10,957	$ 2,372

Interest, net	5,146	3,052

Depreciation and amortization	4,171	2,298

EBITDA	$ 20,274	$ 7,722

Facility rent expense	14,037	9,826

EBITDAR	$ 34,311	$ 17,548

Operating administrative costs	7,066	6,053
General and administrative expenses	12,124	10,859
Total operating and general and administrative expenses	19,190	16,912

EBITDAM	$ 39,464	$ 24,634
EBITDARM	$ 53,501	$ 34,460

 EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, loss on asset impairment, restructuring costs, net, loss on lease termination, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 Reconciliation of Net Income to EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 575,130	$ 419,897

Net income	$ 9,656	$ 5,762

Income from continuing operations	8,441	196

Income tax expense (benefit)	3,767	(816)

Loss on sale of assets, net	243	868

Loss on asset impairment	-	361

Restructuring costs, net	1	107

Net segment income	$ 12,452	$ 716

Interest, net	9,561	5,709

Depreciation and amortization	7,420	4,417

EBITDA	$ 29,433	$ 10,842

Facility rent expense	27,523	19,549

EBITDAR	$ 56,956	$ 30,391

Operating administrative costs	15,238	11,852
General and administrative expenses	23,771	22,690
Total operating and general and administrative expenses	39,009	34,542

EBITDAM	$ 68,442	$ 45,384
EBITDARM	$ 95,965	$ 64,933

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 221,769	$ 25,901	$ 21,424	$ 15,302	$ 3,718	$ 2	$ -	$ 288,116

Affiliated revenue	1	9,612	300	-	49	-	(9,962)	-

Total revenue	221,770	35,513	21,724	15,302	3,767	2	(9,962)	288,116

Net segment income (loss)	$ 20,165	$ 2,387	$ 1,827	$ 688	$ (31)	$ (14,079)	$ -	$ 10,957

Interest, net	3,588	(2)	38	2	24	1,496	-	5,146

Depreciation and amortization	3,143	94	188	240	106	400	-	4,171

EBITDA	$ 26,896	$ 2,479	$ 2,053	$ 930	$ 99	$ (12,183)	$ -	$ 20,274

Facility rent expense	13,198	92	206	464	77	-	-	14,037

EBITDAR	$ 40,094	$ 2,571	$ 2,259	$ 1,394	$ 176	$ (12,183)	-	$ 34,311

Operating and general and
administrative expenses	4,864	1,164	734	217	87	12,124	-	19,190

EBITDAM	$ 31,760	$ 3,643	$ 2,787	$ 1,147	$ 186	$ (59)	$ -	$ 39,464
EBITDARM	$ 44,958	$ 3,735	$ 2,993	$ 1,611	$ 263	$ (59)	$ -	$ 53,501

EBITDA margin	12.1%	7.0%	9.5%	6.1%	2.6%			7.0%

EBITDAM margin	14.3%	10.3%	12.8%	7.5%	4.9%			13.7%

EBITDAR margin	18.1%	7.2%	10.4%	9.1%	4.7%			11.9%

EBITDARM margin	20.3%	10.5%	13.8%	10.5%	7.0%			18.6%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 152,171	$ 26,016	$ 16,768	$ 15,076	$ 3,598	$ 2	$ -	$ 213,631

Affiliated revenue	1	9,292	192	-	40	-	(9,525)	-

Total revenue	152,172	35,308	16,960	15,076	3,638	2	(9,525)	213,631

Net segment income (loss)	$ 10,547	$ 2,145	$ 1,477	$ 857	$ (121)	$ (12,533)	$ -	$ 2,372

Interest, net	1,619	69	1	2	-	1,361	-	3,052

Depreciation and amortization	1,605	74	70	237	84	228	-	2,298

EBITDA	$ 13,771	$ 2,288	$ 1,548	$ 1,096	$ (37)	$ (10,944)	$ -	$ 7,722

Facility rent expense	9,000	129	172	448	77	-	-	9,826

EBITDAR	$ 22,771	$ 2,417	$ 1,720	$ 1,544	$ 40	$ (10,944)	-	$ 17,548

Operating and general and
administrative expenses	3,340	1,851	516	317	29	10,859	-	16,912

EBITDAM	$ 17,111	$ 4,139	$ 2,064	$ 1,413	$ (8)	$ (85)	$ -	$ 24,634
EBITDARM	$ 26,111	$ 4,268	$ 2,236	$ 1,861	$ 69	$ (85)	$ -	$ 34,460

EBITDA margin	9.0%	6.5%	9.1%	7.3%	(1.0)%			3.6%

EBITDAM margin	11.2%	11.7%	12.2%	9.4%	(0.2)%			11.5%

EBITDAR margin	15.0%	6.8%	10.1%	10.2%	1.1%			8.2%

EBITDARM margin	17.2%	12.1%	13.2%	12.3%	1.9%			16.1%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 442,549	$ 51,659	$ 42,741	$ 30,769	$ 7,407	$ 5	$ -	$ 575,130

Affiliated revenue	-	18,997	430	-	108	-	(19,535)	-

Total revenue	442,549	70,656	43,171	30,769	7,515	5	(19,535)	575,130

Net segment income (loss)	$ 34,146	$ 1,841	$ 2,799	$ 906	$ (116)	$ (27,124)	$ -	$ 12,452

Interest, net	7,066	(8)	74	5	24	2,400	-	9,561

Depreciation and amortization	5,394	188	374	482	180	802	-	7,420

EBITDA	$ 46,606	$ 2,021	$ 3,247	$ 1,393	$ 88	$ (23,922)	$ -	$ 29,433

Facility rent expense	25,806	199	420	943	155	-	-	27,523

EBITDAR	$ 72,412	$ 2,220	$ 3,667	$ 2,336	$ 243	$ (23,922)	-	$ 56,956

Operating and general and
administrative expenses	9,174	3,831	1,629	434	170	23,771	-	39,009

EBITDAM	$ 55,780	$ 5,852	$ 4,876	$ 1,827	$ 258	$ (151)	$ -	$ 68,442
EBITDARM	$ 81,586	$ 6,051	$ 5,296	$ 2,770	$ 413	$ (151)	$ -	$ 95,965

EBITDA margin	10.5%	2.9%	7.5%	4.5%	1.2%			5.1%

EBITDAM margin	12.6%	8.3%	11.3%	5.9%	3.4%			11.9%

EBITDAR margin	16.4%	3.1%	8.5%	7.6%	3.2%			9.9%

EBITDARM margin	18.4%	8.6%	12.3%	9.0%	5.5%			16.7%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 300,981	$ 49,992	$ 31,636	$ 29,887	$ 7,393	$ 8	$ -	$ 419,897

Affiliated revenue	-	18,136	363	-	88	-	(18,587)	-

Total revenue	300,981	68,128	31,999	29,887	7,481	8	(18,587)	419,897

Net segment income (loss)	$ 18,383	$ 4,125	$ 2,450	$ 1,411	$ (126)	$ (25,527)	$ -	$ 716

Interest, net	3,481	(9)	3	5	-	2,229	-	5,709

Depreciation and amortization	3,073	128	118	430	219	449	-	4,417

EBITDA	$ 24,937	$ 4,244	$ 2,571	$ 1,846	$ 93	$ (22,849)	$ -	$ 10,842

Facility rent expense	17,909	254	341	894	151	-	-	19,549

EBITDAR	$ 42,846	$ 4,498	$ 2,912	$ 2,740	$ 244	$ (22,849)	-	$ 30,391

Operating and general and
administrative expenses	6,467	3,697	1,078	580	30	22,690	-	34,542

EBITDAM	$ 31,404	$ 7,941	$ 3,649	$ 2,426	$ 123	$ (159)	$ -	$ 45,384
EBITDARM	$ 49,313	$ 8,195	$ 3,990	$ 3,320	$ 274	$ (159)	$ -	$ 64,933

EBITDA margin	8.3%	6.2%	8.0%	6.2%	1.2%			2.6%

EBITDAM margin	10.4%	11.7%	11.4%	8.1%	1.6%			10.8%

EBITDAR margin	14.2%	6.6%	9.1%	9.2%	3.3%			7.2%

EBITDARM margin	16.4%	12.0%	12.5%	11.1%	3.7%			15.5%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2006
(unaudited)

	Inpatient Services- w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper(1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Non-affiliated revenues	$ 158,638	$ -	$ 158,638	$ -	$ 158,638	$ 63,131	$ 221,769

Net segment income (loss)	$ 19,877	$ (4,029)	$ 15,848	$ (494)	$ 15,354	$ 4,811	$ 20,165

Interest, net	823	-	823	986	1,809	1,779	3,588

Depreciation and amortization	1,643	-	1,643	341	1,984	1,159	3,143

EBITDA	$ 22,343	$ (4,029)	$ 18,314	$ 833	$ 19,147	$ 7,749	$ 26,896

Facility rent expense	10,212	-	10,212	(876)	9,336	3,862	13,198

EBITDAR	$ 32,555	$ (4,029)	$ 28,526	$ (43)	$ 28,483	$ 11,611	$ 40,094
	===========	============	============	============	===========	==========	===========

EBITDA margin	14.1%		11.5%		12.1%	12.3%	12.1%

EBITDAR margin	20.5%		18.0%		18.0%	18.4%	18.1%
(1)

Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard Board's revised Interpretation No. 46, Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper(1)	Total Inpatient Services

Non-affiliated revenues	$ 152,171	$ -	$ 152,171	$ -	$ 152,171

Net segment income (loss)	$ 14,251	$ (3,373)	$ 10,878	$ (331)	$ 10,547

Interest, net	637	-	637	982	1,619

Depreciation and amortization	1,304	-	1,304	301	1,605

EBITDA	$ 16,192	$ (3,373)	$ 12,819	$ 952	$ 13,771

Facility rent expense	9,872	-	9,872	(872)	9,000

EBITDAR	$ 26,064	$ (3,373)	$ 22,691	$ 80	$ 22,771
	===========	============	============	============	===========

EBITDA margin	10.6%		8.4%		9.0%

EBITDAR margin	17.1%		14.9%		15.0%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2006
(unaudited)

	Inpatient Services- w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper(1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Non-affiliated revenues	$ 316,598	$ -	$ 316,598	$ -	$ 316,598	$ 125,951	$ 442,549

Net segment income (loss)	$ 32,560	$ (7,681)	$ 24,879	$ (913)	$ 23,966	$ 10,180	$ 34,146

Interest, net	1,572	-	1,572	1,961	3,533	3,533	7,066

Depreciation and amortization	3,231	-	3,231	662	3,893	1,501	5,394

EBITDA	$ 37,363	$ (7,681)	$ 29,682	$ 1,710	$ 31,392	$ 15,214	$ 46,606

Facility rent expense	20,208	-	20,208	(1,752)	18,456	7,350	25,806

EBITDAR	$ 57,571	$ (7,681)	$ 49,890	$ (42)	$ 49,848	$ 22,564	$ 72,412
	==========	============	============	============	===========	==========	===========

EBITDA margin	11.8%		9.4%		9.9%	12.1%	10.5%

EBITDAR margin	18.2%		15.8%		15.7%	17.9%	16.4%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Inpatient Services- Overhead	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Total revenues	$ 300,981	$ -	$ 300,981	$ -	$ 300,981

Net segment income (loss)	$ 26,093	$ (6,519)	$ 19,574	$ (1,191)	$ 18,383

Interest, net	1,432	-	1,432	2,049	3,481

Depreciation and amortization	2,435	-	2,435	638	3,073

EBITDA	$ 29,960	$ (6,519)	$ 23,441	$ 1,496	$ 24,937

Facility rent expense	19,657	-	19,657	(1,748)	17,909

EBITDAR	$ 49,617	$ (6,519)	$ 43,098	$ (252)	$ 42,846
	============	============	============	============	============

EBITDA margin	10.0%		7.8%		8.3%

EBITDAR margin	16.5%		14.3%		14.2%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2006	2005	2006	2005
Number of available beds:
Long Term Care	15,709	10,021	15,709	10,021
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	152	100	152	100
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	87.4%	90.4%	87.7%	90.5%
Hospitals	56.3%	63.7%	56.6%	61.3%
Inpatient Services	87.0%	89.9%	87.3%	89.9%

Payor Mix % based on patient days - LTC:
Medicare	13.9%	13.5%	13.8%	13.3%
Medicaid	60.9%	63.2%	61.0%	63.1%
Private and other	22.4%	20.7%	22.2%	21.0%
Commercial insurance and veterans	2.8%	2.6%	3.0%	2.6%

Payor Mix % based on patient days - Hospitals:
Medicare	71.7%	67.7%	70.2%	71.3%
Medicaid	6.8%	11.1%	8.3%	9.3%
Private and other	0.0%	0.1%	0.1%	0.3%
Commercial insurance and veterans	21.5%	21.1%	21.4%	19.1%

Payor Mix % based on patient days - Inpatient Services:
Medicare	14.4%	14.2%	14.3%	14.1%
Medicaid	60.5%	62.6%	60.6%	62.5%
Private and other	22.1%	20.4%	22.0%	20.6%
Commercial insurance and veterans	3.0%	2.8%	3.1%	2.8%

Revenue Mix % of revenues - LTC:
Medicare	28.7%	27.8%	28.4%	27.4%
Medicaid	48.6%	49.9%	48.8%	50.0%
Private and other	18.5%	18.6%	18.7%	19.0%
Commercial insurance and veterans	4.2%	3.7%	4.1%	3.6%

Revenue Mix % of revenues - Hospitals:
Medicare	72.2%	72.5%	72.7%	75.0%
Medicaid	5.3%	9.2%	6.5%	7.8%
Private and other	0.6%	0.8%	0.6%	0.8%
Commercial insurance and veterans	21.9%	17.5%	20.2%	16.4%

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.5%	31.6%	31.3%	31.3%
Medicaid	45.8%	46.5%	46.0%	46.6%
Private and other	17.6%	17.2%	17.8%	17.6%
Commercial insurance and veterans	5.1%	4.7%	4.9%	4.5%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2006	2005	2006	2005
Revenues PPD - LTC:
Medicare (Part A)	$ 336.13	$ 324.28	$ 336.91	$ 322.93
Medicaid	$ 140.62	$ 135.96	$ 141.05	$ 136.03
Private and other	$ 139.49	$ 147.96	$ 141.85	$ 148.53
Commercial insurance and veterans	$ 404.04	$ 450.43	$ 362.59	$ 445.78

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,187.23	$ 1,090.13	$ 1,204.44	$ 1,052.83
Medicaid	$ 897.31	$ 810.77	$ 898.79	$ 813.80
Private and other	$ 2,717.57	$ 1,348.95	$ 1,662.70	$ 1,189.25
Commercial insurance and veterans	$ 1,239.80	$ 874.58	$ 1,139.32	$ 894.69

Revenues PPD - Inpatient Services:
Medicare (Part A)	$ 376.67	$ 373.10	$ 377.60	$ 370.75
Medicaid	$ 138.16	$ 135.14	$ 138.87	$ 134.71
Private and other	$ 139.51	$ 147.81	$ 141.81	$ 148.39
Commercial insurance and veterans	$ 478.05	$ 522.67	$ 427.06	$ 515.08

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$ 69,949	$ 48,061	$ 138,554	$ 94,147
Medicaid	101,486	70,827	203,775	140,401
Private and other	50,334	33,283	100,220	66,433
Subtotal	221,769	152,171	442,549	300,981

Rehabilitation Therapy Services	25,901	26,016	51,659	49,992
Medical Staffing Services	21,424	16,768	42,741	31,636
Home Health Services	15,302	15,076	30,769	29,887
Laboratory and Radiology Services	3,718	3,598	7,407	7,393
Subtotal	66,345	61,458	132,576	118,908

Other - non-core businesses	2	2	5	8
Total	$ 288,116	$ 213,631	$ 575,130	$ 419,897
	=======	=======	=======	=======

Rehab contracts:
Affiliated - continuing	89	89	89	89
Non-affiliated	300	320	300	320

DSO (Days Sales Outstanding):
Inpatient Services - LTC	39	35	39	35
Inpatient Services - Hospitals	50	64	50	64
Rehabilitation Therapy Services	90	103	90	103
Medical Staffing Services	56	56	56	56
Home Health Services	63	57	63	57
Laboratory and Radiology Services	65	78	65	78

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	AS REPORTED For the Three Months Ended June 30, 2006	PRO FORMA WITH PEAK For the Three Months Ended June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 288,116	$ 274,757
Costs and expenses:
Operating salaries and benefits	164,059	156,156
Self-insurance for workers' compensation and general and professional liability insurance	6,003	10,303
Operating administrative costs	7,066	7,228
Other operating costs	62,109	61,121
Facility rent expense	14,037	13,528
General and administrative expenses	12,124	12,135
Depreciation	2,451	2,036
Amortization	1,720	1,368
Provision for losses on accounts receivable	2,444	957
Interest, net	5,146	5,169
Loss on sale of assets, net	230	562
Restructuring costs, net	-	37
Total costs and expenses	277,389	270,600

Income before income taxes and discontinued operations	10,727	4,157
Income tax expense (benefit)	4,279	(12)
Income from continuing operations	6,448	4,169

Discontinued operations:
Loss from discontinued operations, net of related tax expense
of $1,055 for the three months ended June 30, 2006	1,589	5,122
Loss on disposal of discontinued operations, net of related
tax benefit of $86 for the three months ended June 30, 2006	(130)	(17)
Income from discontinued operations, net	1,459	5,105

Net income	$ 7,907	$ 9,274
	==============	==============
Basic income per common and common equivalent share:
Income from continuing operations	$ 0.21	$ 0.17
Income from discontinued operations, net	0.04	0.21
Net income	$ 0.25	$ 0.38
	===============	==============
Diluted income per common and common equivalent share:
Income from continuing operations	$ 0.21	$ 0.17
Income from discontinued operations, net	0.04	0.21
Net income	$ 0.25	$ 0.38
	==============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	31,264	24,224
Diluted	31,446	24,277

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	AS REPORTED For the Six Months Ended June 30, 2006	PRO FORMA WITH PEAK For the Six Months Ended June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 575,130	$ 541,772
Costs and expenses:
Operating salaries and benefits	328,945	308,558
Self-insurance for workers' compensation and general and professional liability insurance	19,698	22,790
Operating administrative costs	15,238	14,261
Other operating costs	126,130	120,244
Facility rent expense	27,523	26,956
General and administrative expenses	23,771	25,170
Depreciation	4,063	4,025
Amortization	3,357	2,574
Provision for losses on accounts receivable	4,392	1,997
Interest, net	9,561	9,980
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	243	868
Loss on asset impairment	-	361
Restructuring costs, net	1	108
Total costs and expenses	562,922	538,300

Income before income taxes and discontinued operations	12,208	3,472
Income tax expense (benefit)	3,767	(816)
Income from continuing operations	8,441	4,288

Discontinued operations:
Loss from discontinued operations, net of related tax expense
of $1,055 for the six months ended June 30, 2006	1,410	4,404
(Loss) gain on disposal of discontinued operations, net of related
tax benefit of $86 for the six months ended June 30, 2006	(195)	1,008
Income from discontinued operations, net	1,215	5,412

Net income	$ 9,656	$ 9,700
	==============	==============
Basic income per common and common equivalent share:
Income from continuing operations	$ 0.27	$ 0.18
Income from discontinued operations, net	0.04	0.22
Net income	$ 0.31	$ 0.40
	==============	==============
Diluted income per common and common equivalent share:
Income from continuing operations	$ 0.27	$ 0.18
Income from discontinued operations, net	0.04	0.22
Net income	$ 0.31	$ 0.40
	===============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	31,252	24,204
Diluted	31,302	24,261

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
Reconciliation of Net Income to EBITDA(M) and EBITDAR(M)
(in thousands)

		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 288,116	$ 274,757

Net income	$ 7,907	$ 9,274

Income from continuing operations	6,448	4,169

Income tax expense (benefit)	4,279	(12)

Loss on sale of assets, net	230	562

Restructuring costs, net	-	37

Net segment income	$ 10,957	$ 4,756

Interest, net	5,146	5,169

Depreciation and amortization	4,171	3,404

EBITDA	$ 20,274	$ 13,329

Facility rent expense	14,037	13,528

EBITDAR	$ 34,311	$ 26,857

Operating administrative costs	7,066	7,228
General and administrative expenses	12,124	12,135
Total operating and general and administrative expenses	19,190	19,363

EBITDAM	$ 39,464	$ 32,692
EBITDARM	$ 53,501	$ 46,220

See definitions of EBITDA, EBITDAR, EBITDAM and EBITDARM on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M).

Pro Forma amounts were derived using our historical results as reported combined with Peak historical results of operations for the three and six months ended June 30, 2005.  Such amounts were reclassified to conform to our historical presentation.  Purchase accounting and related adjustments were not considered in this Pro Forma presentation.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
Reconciliation of Net Income to EBITDA(M) and EBITDAR(M)
(in thousands)

		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2006	June 30, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 575,130	$ 541,772

Net income	$ 9,656	$ 9,700

Income from continuing operations	8,441	4,288

Income tax expense (benefit)	3,767	(816)

Loss on sale of assets, net	243	868

Loss on asset impairment	-	361

Restructuring costs, net	1	108

Net segment income	$ 12,452	$ 4,809

Interest, net	9,561	9,980

Depreciation and amortization	7,420	6,599

EBITDA	$ 29,433	$ 21,388

Facility rent expense	27,523	26,956

EBITDAR	$ 56,956	$ 48,344

Operating administrative costs	15,238	14,261
General and administrative expenses	23,771	25,170
Total operating and general and administrative expenses	39,009	39,431

EBITDAM	$ 68,442	$ 60,819
EBITDARM	$ 95,965	$ 87,775

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 213,296	$ 26,016	$ 16,768	$ 15,076	$ 3,598	$ 3	$ -	$ 274,757

Affiliated revenue	1	9,292	192	-	40	-	(9,525)	-

Total revenue	213,297	35,308	16,960	15,076	3,638	3	(9,525)	$ 274,757

Net segment income (loss)	$ 14,538	$ 2,145	$ 1,477	$ 857	$ (121)	$ (14,140)	$ -	$ 4,756

Interest, net	3,476	69	1	2	-	1,621	-	5,169

Depreciation and amortization	2,680	74	70	237	84	259	-	3,404

EBITDA	$ 20,694	$ 2,288	$ 1,548	$ 1,096	$ (37)	$ (12,260)	$ -	$ 13,329

Facility rent expense	12,702	129	172	448	77	-	-	13,528

EBITDAR	$ 33,396	$ 2,417	$ 1,720	$ 1,544	$ 40	$ (12,260)	$ -	$ 26,857

Operating and general and
administrative expenses	$ 4,515	$ 1,851	$ 516	$ 317	$ 29	$ 12,135	$ -	$ 19,363

EBITDAM	$ 25,209	$ 4,139	$ 2,064	$ 1,413	$ (8)	$ (125)	$ -	$ 32,692
EBITDARM	$ 37,911	$ 4,268	$ 2,236	$ 1,861	$ 69	$ (125)	$ -	$ 46,220

EBITDA margin	9.7%	6.5%	9.1%	7.3%	(1.0)%			4.9%

EBITDAM margin	11.8%	11.7%	12.2%	9.4%	(0.2)%			11.9%

EBITDAR margin	15.7%	6.8%	10.1%	10.2%	1.1%			9.8%

EBITDARM margin	17.8%	12.1%	13.2%	12.3%	1.9%			16.8%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Six Months Ended June 30, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 422,853	$ 49,992	$ 31,636	$ 29,887	$ 7,393	$ 11	$ -	$ 541,772

Affiliated revenue	-	18,136	363	-	88	-	(18,587)	-

Total revenue	422,853	68,128	31,999	29,887	7,481	11	(18,587)	$ 541,772

Net segment income (loss)	$ 25,667	$ 4,125	$ 2,450	$ 1,411	$ (126)	$ (28,718)	$ -	$ 4,809

Interest, net	7,184	(9)	3	5	-	2,797	-	9,980

Depreciation and amortization	5,194	128	118	430	219	510	-	6,599

EBITDA	$ 38,045	$ 4,244	$ 2,571	$ 1,846	$ 93	$ (25,411)	$ -	$ 21,388

Facility rent expense	25,316	254	341	894	151	-	-	26,956

EBITDAR	$ 63,361	$ 4,498	$ 2,912	$ 2,740	$ 244	$ (25,411)	$ -	$ 48,344

Operating and general and
administrative expenses	$ 8,876	$ 3,697	$ 1,078	$ 580	$ 30	$ 25,170	$ -	$ 39,431

EBITDAM	$ 46,921	$ 7,941	$ 3,649	$ 2,426	$ 123	$ (241)	$ -	$ 60,819
EBITDARM	$ 72,237	$ 8,195	$ 3,990	$ 3,320	$ 274	$ (241)	$ -	$ 87,775

EBITDA margin	9.0%	6.2%	8.0%	6.2%	1.2%			3.9%

EBITDAM margin	11.1%	11.7%	11.4%	8.1%	1.6%			11.2%

EBITDAR margin	15.0%	6.6%	9.1%	9.2%	3.3%			8.9%

EBITDARM margin	17.1%	12.0%	12.5%	11.1%	3.7%			16.2%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended June 30, 2005
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services Before Clipper & Peak	Clipper (1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Non-affiliated revenue	$152,171	-	$152,171	$-	$152,171	$61,125	$213,296

Net segment income (loss)	$14,251	(3,373)	$10,878	$(331)	$10,547	$3,991	$14,538

Interest, net	637	-	637	982	1,619	1,857	3,476

Depreciation and amortization	1,304	-	1,304	301	1,605	1,075	2,680

EBITDA	$16,192	$(3,373)	$12,819	$952	13,771	$6,923	$20,694

Facility rent expense	9,872	-	9,872	(872)	9,000	$3,702	$12,702

EBITDAR	$26,064	$(3,373)	$22,691	$80	22,771	$10,625	$33,396
	=======	=======	=======	=======	=======	=======	=======
EBITDA margin	10.6%		8.4%		9.0%	11.3%	9.7%

EBITDAR margin	17.1%		14.9%		15.0%	17.4%	15.7%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Six Months Ended June 30, 2005
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services Before Clipper & Peak	Clipper (1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Non-affiliated revenue	$300,981	-	$300,981	$-	$300,981	$121,872	$422,853

Net segment income (loss)	$26,093	(6,519)	$19,574	$(1,191)	$18,383	$7,284	$25,667

Interest, net	1,432	-	1,432	2,049	3,481	3,703	7,184

Depreciation and amortization	2,435	-	2,435	638	3,073	2,121	5,194

EBITDA	$29,960	$(6,519)	$23,441	$1,496	24,937	$13,108	$38,045

Facility rent expense	19,657	-	19,657	(1,748)	17,909	$7,407	$25,316

EBITDAR	$49,617	$(6,519)	$43,098	$(252)	42,846	$20,515	$63,361
	=======	=======	=======	=======	=======	=======	=======
EBITDA margin	10.0%		7.8%		8.3%	10.8%	9.0%

EBITDAR margin	16.5%		14.3%		14.2%	16.8%	15.0%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
Selected Operating Stastics
Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	AS REPORTED	PRO FORMA WITH PEAK	AS REPORTED	PRO FORMA WITH PEAK
	2006	2005	2006	2005
Number of available beds:
Long Term Care	15,709	15,893	15,709	15,893
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	152	156	152	156
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	87.4%	87.6%	87.7%	87.7%
Hospitals	56.3%	63.7%	56.6%	61.3%
Inpatient Services	87.0%	87.3%	87.3%	87.4%

Payor Mix % based on patient days - LTC:
Medicare	13.9%	13.1%	13.8%	13.0%
Medicaid	60.9%	61.7%	61.0%	61.7%
Private and other	22.4%	22.0%	22.2%	22.1%
Commercial insurance and veterans	2.8%	3.2%	3.0%	3.2%

Payor Mix % based on patient days - Hospitals:
Medicare	71.7%	67.7%	70.2%	71.3%
Medicaid	6.8%	11.1%	8.3%	9.3%
Private and other	0.0%	0.1%	0.1%	0.3%
Commercial insurance and veterans	21.5%	21.1%	21.4%	19.1%

Payor Mix % based on patient days - Inpatient Services:
Medicare	14.4%	13.6%	14.3%	13.5%
Medicaid	60.5%	61.4%	60.6%	61.3%
Private and other	22.1%	21.6%	22.0%	21.9%
Commercial insurance and veterans	3.0%	3.4%	3.1%	3.3%

Revenue Mix % of revenues - LTC:
Medicare	28.7%	27.8%	28.4%	27.7%
Medicaid	48.6%	49.5%	48.8%	49.6%
Private and other	18.5%	18.7%	18.7%	18.8%
Commercial insurance and veterans	4.2%	4.0%	4.1%	3.9%

Revenue Mix % of revenues - Hospitals:
Medicare	72.2%	72.5%	72.7%	75.0%
Medicaid	5.3%	9.2%	6.5%	7.8%
Private and other	0.6%	0.8%	0.6%	0.8%
Commercial insurance and veterans	21.9%	17.5%	20.2%	16.4%

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.5%	30.7%	31.3%	30.7%
Medicaid	45.8%	46.5%	46.0%	46.5%
Private and other	17.6%	18.2%	17.8%	18.4%
Commercial insurance and veterans	5.1%	4.6%	4.9%	4.4%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
Selected Operating Stastics
Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	AS REPORTED	PRO FORMA WITH PEAK	AS REPORTED	PRO FORMA WITH PEAK
	2006	2005	2006	2005
Revenues PPD - LTC:
Medicare (Part A)	$ 336.13	$ 324.09	$ 336.91	$ 323.40
Medicaid	$ 140.62	$ 134.39	$ 141.05	$ 134.17
Private and other	$ 139.49	$ 141.29	$ 141.85	$ 141.89
Commercial insurance and veterans	$ 404.04	$ 310.50	$ 362.59	$ 306.65

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,187.23	$ 1,090.13	$ 1,204.44	$ 1,052.83
Medicaid	$ 897.31	$ 810.77	$ 898.79	$ 813.80
Private and other	$ 2,717.57	$ 1,348.95	$ 1,662.70	$ 1,189.25
Commercial insurance and veterans	$ 1,239.80	$ 874.58	$ 1,139.32	$ 894.69

Revenues PPD - Inpatient Services:
Medicare (Part A)	$ 376.67	$ 367.07	$ 377.60	$ 365.62
Medicaid	$ 138.16	$ 135.14	$ 138.87	$ 94.64
Private and other	$ 139.51	$ 137.95	$ 141.81	$ 139.92
Commercial insurance and veterans	$ 478.05	$ 358.74	$ 427.06	$ 351.69

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$ 69,949	$ 65,588	$ 138,554	$ 129,616
Medicaid	101,486	99,265	203,775	196,740
Private and other	50,334	48,443	100,220	96,497
Subtotal	221,769	213,296	442,549	422,853

Rehabilitation Therapy Services	25,901	26,016	51,659	49,992
Medical Staffing Services	21,424	16,768	42,741	31,636
Home Health Services	15,302	15,076	30,769	29,887
Laboratory and Radiology Services	3,718	3,598	7,407	7,393
Subtotal	66,345	61,458	132,576	118,908

Other - non-core businesses	2	3	5	11
Total	$ 288,116	$ 274,757	$ 575,130	$ 541,772
	========	========	========	========

Rehab contracts:
Affiliated - continuing	89	89	89	89
Non-affiliated	300	320	300	320

DSO (Days Sales Outstanding):
Inpatient Services - LTC	39	35	39	35
Inpatient Services - Hospitals	50	64	50	64
Rehabilitation Therapy Services	90	103	90	103
Medical Staffing Services	56	56	56	56
Home Health Services	63	57	63	57
Laboratory and Radiology Services	65	78	65	78